UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 16, 2004


                              IONICS, INCORPORATED
             (Exact name of registrant as specified in its charter)



                 Massachusetts                              1-7211                          04-2068530
            (State of incorporation)                (Commission File No.)        (IRS Employer Identification No.)

         65 Grove Street, Watertown, MA                     02472                         (617) 926-2500
    (Address of principal executive offices)              (Zip Code)              (Registrant's telephone number,
                                                                                       including area code)
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


Item 5.    Other Events and Required FD Disclosure

           On March 16, 2004, Ionics, Incorporated issued a Press Release announcing the election of a new director by the Board of Directors, effective March 12, 2004; the appointment of a lead independent director; and the appointment of a new Chairman of the Board, effective May 6, 2004.


Item. 7.   Financial Statements and Exhibits
           ---------------------------------

           Exhibit Number   Description
           --------------   -----------

                99 Press Release announcing the election of a new director by the Board of Directors, effective March
                            12, 2004; the appointment of a lead independent director; and the appointment of a new Chairman of the Board, effective May 6, 2004.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                              IONICS, INCORPORATED

March 16, 2004                By:    /s/Stephen Korn
                                     ----------------------------
                              Name:  Stephen Korn
                              Title: Vice President and General Counsel


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


                                  EXHIBIT INDEX



Number              Description                                     Page Number

 99      Press Release dated March 16, 2004, announcing the               4
         election of a new director to the Board of Directors,
         effective March 12, 2004; the appointment of a lead
         independent director; and the appointment of a new
         Chairman of the Board, effective May 6, 2004.



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


                                   EXHIBIT 99

         Ionics, Incorporated Announces Board of Directors Developments

WATERTOWN, MA, March 16, 2004 . . . Ionics, Incorporated (NYSE-ION) announced today several developments concerning its Board of Directors.

Robert H. Temkin has been elected to the Board of Directors, effective March 12, 2004. Mr. Temkin, 60, currently engaged in a private accounting practice, served with the accounting firm of Ernst & Young and its predecessor firms for nearly
38 years until retiring from that organization in 2002. Mr. Temkin, who will also serve on the Audit Committee of the Board of Directors, is a recognized expert in the accounting field, having served as the National Director of Auditing Standards for Arthur Young and Company for eight years, the Chairman of the International Auditing Task Force of the AICPA, and a member of the AICPA's
Auditing Standards Board. Mr. Temkin's responsibilities as an audit partner have given him broad experience with accounting and control issues in a number of industries, including manufacturing. As a Class III Director, Mr. Temkin will be one of the group of directors recommended by the Board of Directors for election at the Annual Meeting to be held on May 6, 2004.

Ionics also announced that Arthur L. Goldstein, currently Chairman of the Board, who retired from employment with the Corporation at the end of 2003, has advised the Board of Directors that he will resign from the Board of Directors following the 2004 Annual Meeting. Stephen L. Brown (who is no relation to Douglas R.
Brown, Ionics' President and Chief Executive Officer), will assume the position of Chairman of the Board of Directors following the May 6, 2004 Annual Meeting and has been appointed by the Board of Directors to the position of lead independent director.

Commenting on these developments, Douglas R. Brown, Ionics' President and Chief
Executive Officer, stated, "First, I am confident that our stockholders will be very pleased about the addition of Bob Temkin to our Board. His extensive experience in working with manufacturing clients, combined with his expertise in accounting and financial controls, will be a source of invaluable advice and guidance to Ionics at a time when the applicable regulatory framework is becoming increasingly complex."

"Second, the Board and I would like to thank Art for his many years of dedication to Ionics. His leadership has been invaluable to helping Ionics develop into a world leader in the water treatment industry."

"Third, I am delighted that Steve Brown has agreed to become our next Chairman of the Board. I firmly believe that separating the roles of Chairman and Chief
Executive Officer will promote Board independence and better governance. Steve
Brown has proven himself in his own illustrious career and through his service on the Ionics Board as a person of exceptional capability."


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

About Ionics, Inc.
Ionics is a global leader in water purification and wastewater treatment. The
Company has over 50 years of experience in the design, installation, operation and maintenance of water and wastewater treatment systems and is a leading provider of emergency and long-term water treatment services. More membrane-based desalination systems have been designed and built by Ionics than any other supplier worldwide. Ionics is also a leader in supplying zero-liquid-discharge systems, in providing ultrapure water systems for the power and microelectronics industries, and in the measurement and analysis of water impurities. The Company also supplies Point-of-Use and Point-of-Entry water treatment systems for commercial and residential applications. For more information, visit www.ionics.com.

Safe-harbor statement under the Private Securities Litigation Reform Act of
1995: Forward-looking statements in this news release involve risk and uncertainty. The statements contained in this release which are not historical facts are forward-looking statements, including without limitation those relating to the future growth and profitability of Ionics and its leadership position in the provision of water treatment services. These forward-looking statements are neither promises nor guarantees but are subject to risks and uncertainties that could cause actual results to differ materially from such forward-looking statements, including risks associated with the Company's integrating Ecolochem operations with its own; overall economic conditions; risk associated with the Company's recently announced restructuring program; demand for Company products; price pressures and competition from companies larger than the Company; risks of nonpayment of accounts receivable; risks associated with foreign operations; technological and product development risks; availability of manufacturing capacity; and other risk factors described in the Company's filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2003. You should not place undue reliance on the forward-looking statements in this press release, and the Company disavows any obligation to update or supplement those statements in the event of any changes in the facts, circumstances, or expectations that underlie those statements.


                                    # # # # #


For more information, contact:
John F. Curtis
Vice President, Strategy and Operations, Treasurer
Ionics, Incorporated
Tel: (617) 673-4403
jcurtis@ionics.com


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